Exhibit 99.2

UNAUDITED PRO FORMA

COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2019 is presented as if the proposed acquisition had occurred as of September 30, 2019. The unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 are presented as if the acquisition had occurred on January 1, 2018. The unaudited pro forma consolidated financial statements of Weyland Tech, Inc. (“Weyland”) and Push Holdings, Inc. (“Push”) have been adjusted to reflect certain reclassifications in order to conform Push’s historical financial statement presentation to Weyland’s financial statement presentation for the combined company.

The unaudited pro forma combined condensed consolidated financial statements give effect to the acquisition under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations, which we refer to as ASC 805, with Weyland treated as the acquirer. As of the date of this document, Weyland has not identified all adjustments necessary to conform Push’s accounting policies to Weyland’s accounting policies. A final determination of the estimated fair value of Push’s assets and liabilities, including intangible assets with both indefinite or finite lives, will be based on the actual net tangible and intangible assets and liabilities of Push that exist as of the closing date of the acquisition and, therefore, cannot be made prior to the completion of the acquistion. In addition, the value of the consideration was determined based on the closing price per share of Weyland common stock on the closing date of the acquisition. The preliminary pro forma adjustments have been made solely for the purpose of presenting the unaudited pro forma combined condensed consolidated financial statements.

Assumptions and estimates underlying the unaudited adjustments to the pro forma combined condensed consolidated financial statements are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma combined condensed consolidated financial statements. The historical consolidated financial statements have been adjusted in the unaudited pro forma combined condensed consolidated financial statements to give effect to pro forma events that are: (1) directly attributable to the acquisition; (2) factually supportable; and (3) with respect to the unaudited pro forma combined condensed consolidated statements of operations, expected to have a continuing impact on the combined results of Weyland and Push following the acquisition.

In connection with the plan to integrate the operations of Weyland and Push, Weyland anticipates that non-recurring charges, such as costs associated with systems implementation, relocation expenses, severance and other costs related to closing the transaction, will be incurred. Weyland is not able to determine the timing, nature and amount of these charges as of the date of this prospectus. However, these charges could affect the combined results of operations of Weyland and Push, as well as those of the combined company following the acquisition, in the period in which they are recorded. The unaudited pro forma combined condensed consolidated financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are non-recurring in nature and not factually supportable at the time that the unaudited pro forma combined condensed consolidated financial statements were prepared. Additionally, these adjustments do not give effect to any synergies that may be realized as a result of the acquisition, nor do they give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies.

The pro forma information presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the acquisitions had been completed on the dates indicated, nor is it indicative of future operating results or financial position. The pro forma adjustments represent Weyland’s management’s best estimate and are based upon currently available information and certain assumptions that Weyland believes are reasonable under the circumstances. The final valuation may materially change the allocation of the purchase consideration, which could materially affect the fair values assigned to the assets and liabilities and could result in a material change to the unaudited pro forma condensed combined financial information. Refer to footnote 1 to the unaudited pro forma condensed combined financial information for more information on the basis of preparation.

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEETS OF

WEYLAND TECH INC. AND PUSH HOLDINGS, INC.

AS OF SEPTEMBER 30, 2019

	Historical Weyland Tech Inc.	Historical Push Holdings, Inc.	Pro Forma Adjustments (a)	Pro Forma Adjustments (b)	Pro Forma Amounts
Property and equipment, net	–	240,837	–	–	240,837
Intangible assets, net	637,081	4,670,315	3,579,685	–	8,887,081
Goodwill	–	13,305,968	(7,324,672)	–	5,981,296
Total non-current assets	637,081	18,217,120	(3,744,987)	–	15,109,214

Amount due from associate	2,025,250	–	–	–	2,025,250
Prepayment, deposit and other receivables	3,216,151	7,065	–	–	3,223,216
Accounts receivable, net	–	567,716	–	–	567,716
Cash and cash equivalents	5,820,629	130,553	–	–	5,924,182
Total current assets	11,062,030	678,334	–	–	11,740,364

Total Assets	11,699,111	18,895,454	(3,744,987)	–	26,849,578

Accounts payable	73,350	661,926	–	–	735,276
Accruals and other payables	149,029	165,427	–	–	314,456
Deferred revenue	–	37,400	–	–	37,400
Deposits received for shares to be issued	1,898,726	–	–	–	1,898,726
Loan from director	19,000	–	–	–	19,000
Amount due to director	77,500	–	–	–	77,500
Total current liabilities	2,217,605	864,753	–	–	3,082,358

Due to Parent Company	–	12,451,797	(12,451,797)	–	–

Total Liabilities	2,217,605	13,316,550	(12,451,797)	–	3,082,358

Common stock	9,682	–	–	3,571	13,253
Additional paid-in capital	53,322,418	20,039,145	(5,753,431)	(3,571)	67,604,561
Accumulated deficit	(43,850,594)	(14,460,241)	14,460,241	–	(43,850,594)
Total Stockholders’ Equity	9,481,506	5,578,904	8,706,810	–	23,767,220
Total Liabilities and Stockholders’ Equity	11,699,111	18,895,454	(3,744,987)	–	26,849,578

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS OF

WEYLAND TECH INC. AND PUSH HOLDINGS, INC.

For the nine months ended September 30, 2019

	Historical Weyland Tech Inc.	Historical Push Holdings, Inc.	Pro Forma Adjustments (d)	Notes	Pro Forma Amounts
Service revenues	$24,630,065	$5,795,762	$–		$30,425,827
Cost of revenues	20,258,258	4,937,285	–		25,195,543
Gross profit	4,371,807	858,477	–		5,230,284

Other income, net	32,094	(234)	–		31,860

Operating expenses:
General and administrative	3,479,752	4,668,858	–	(c)	8,148,610
Research and development	3,236,713	–	–		3,236,713
Sales and marketing	389,610	264,575	–		654,185
Depreciation and amortization	76,450	1,271,987	(34,487)	(d)	1,313,950
Total operating expenses	7,182,525	6,205,420	(34,487)		13,353,458

Loss from operations	(2,778,624)	(5,347,177)	34,487		(8,091,314)

Income tax expense (benefit)	–	5,180	–	(e)	5,180
Net loss from continuing operations	(2,778,624)	(5,352,357)	34,487		(8,096,494)
Net income (loss) from discontinued operations	–	–	–		–
Net loss	$(2,778,624)	$(5,352,357)	$34,487		$(8,096,494)
Net loss per share, basic and diluted	$(0.0627)				$(0.1012)
Weighted-average shares outstanding, basic and diluted	44,308,447				80,022,732

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS OF

WEYLAND TECH INC. AND PUSH HOLDINGS, INC.

For the year ended December 31, 2018

	Historical Weyland Tech Inc.	Historical Push Holdings, Inc.	Pro Forma Adjustments (f)	Notes	Pro Forma Amounts
Service revenues	$22,667,325	$17,766,581	$–		$40,433,906
Cost of revenues	18,643,914	15,579,632	–		34,223,546
Gross profit	4,023,411	2,186,949	–		6,210,360

Other income, net	250	(77)	–		173

Operating expenses:
General and administrative	2,880,387	11,516,416	–	(c)	14,396,803
Research and development	4,773,349	–	–		4,773,349
Sales and marketing	–	368,870	–		368,870
Depreciation and amortization	268,600	1,993,813	(343,813)	(f)	1,918,600
Total operating expenses	7,922,336	13,879,099	(343,813)		21,457,622

Loss from operations	(3,898,675)	(11,692,227)	343,813		(15,247,089)

Impairment loss on associate	(200,000)	–	–		(200,000)
Loss from continuing operations before taxes	(4,098,675)	(11,692,227)	343,813		(15,447,089)
Income tax expense (benefit)	–	(1,871,479)	–	(e)	(1,871,479)
Net loss from continuing operations	(4,098,675)	(9,820,748)	343,813		(13,575,610)
Net income (loss) from discontinued operations	–	–	–		–
Net loss	$(4,098,675)	$(9,820,748)	$343,813		$(13,575,610)
Net loss per share, basic and diluted	$(0.1423)				$(0.2104)
Weighted-average shares outstanding, basic and diluted	28,809,276				64,523,561

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The unaudited pro forma combined condensed consolidated financial statements are prepared under the acquisition accounting method in accordance with ASC 805, with Weyland treated as the acquirer. Under the acquisition accounting method, the total estimated purchase price allocation is calculated as described in Note 4. In accordance with ASC 805, the assets acquired and the liabilities assumed have been measured at fair value based on various preliminary estimates, and these estimates are subject to change pending further review of the fair value of assets acquired and liabilities assumed. The final amounts recorded for the acquisition may differ materially from the information presented herein.

The unaudited pro forma combined condensed consolidated financial statements were prepared in accordance with GAAP, and present the pro forma financial position and results of operations of the combined companies based upon the historical information after giving effect to the acquisition and adjustments described in these Notes to the unaudited pro forma combined condensed consolidated financial statements. The unaudited pro forma combined condensed consolidated balance sheet is presented as if the acquisition had occurred on September 30, 2019; and the unaudited pro forma combined condensed consolidated statement of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 are presented as if the acquisition had occurred on January 1, 2018.

Certain reclassifications have been made relative to Push’s historical financial statements to conform to the financial statement presentation of Weyland. Such reclassifications are described in further detail in Note 5 to the unaudited pro forma combined condensed consolidated financial statements.

2.	Accounting Policies

As a result of the continuing review of Push’s accounting policies, Weyland may identify differences between the accounting policies of the two businesses that, when conformed, could have a material impact on the combined financial statements. The unaudited pro forma combined condensed consolidated financial statements do not assume any differences in accounting policies other than the allocation of certain expenses allocated from parent company in Push’s operating expenses (see Note 5).

3.	Preliminary Purchase Price Consideration

Subject to the terms and conditions of the acquisition agreement, Weyland will issue 35,714,285 common shares to seller at a price per share of $0.40, which was its price per share at the time of closing the acquisition.

The requirement to determine the final purchase price using the number of Weyland shares to be issued as part of the closing and the closing price of Weyland’s common stock as of the closing date could result in a total purchase price different from the price assumed in these unaudited pro forma combined condensed consolidated financial statements, and that difference may be material. Therefore, the estimated consideration expected to be transferred reflected in these unaudited pro forma combined condensed consolidated financial statements does not purport to represent what the actual consideration transferred will be when the acquisition is completed.

For purposes of these unaudited pro forma combined condensed consolidated financial statements, the estimated purchase price has been allocated among Push’s tangible and intangible assets and liabilities assumed based on their estimated fair value as of September 30, 2019. The final determination of the allocation of the purchase price will be based on the estimated fair value of such assets and assumed liabilities as of the date of closing of the acquisition. Such final determination of the purchase price allocation may be significantly different from the preliminary estimates used in these unaudited pro forma combined condensed consolidated financial statements.

4.	Preliminary Estimated Purchase Price Allocation

The following allocation of the preliminary estimated purchase price assumes, with the exception of goodwill and other identifiable intangible assets, carrying values approximate estimated fair value. The calculation of the purchase price consideration to acquire Push is as follows:

Weyland common stock consideration	35,714,285
Estimated Weyland common stock price at closing	$0.40
Total purchase price consideration	$14,285,714

Based upon these assumptions, the total purchase price consideration was allocated to Push’s assets and assumed liabilities, as of September 30, 2019, as follows:

Estimated Fair Value
Cash and cash equivalents	$103,553
Accounts receivable, net	574,781
Prepaid expenses and other current assets	–
Total current assets	678,334

Property and equipment, net	240,837
Identifiable intangible assets, net	8,250,000
Goodwill	5,981,296
Total Assets Acquired	15,150,467

Accounts payable	$661,926
Accrued expenses and other current liabilities	165,427
Deferred revenue	37,400
Total current liabilities	864,753

Total Liabilities Assumed	864,753

Net Assets Acquired	14,285,714

Total Estimated Purchase Price	$14,285,714

The preliminary amounts assigned to identifiable intangible assets and estimated weighted average useful lives are as follows:

	Range of Useful Life (in years)	Estimated Fair Value as of September 30, 2019
Technology	5	$8,250,000
Identifiable intangible assets, net		$8,250,000

The identifiable intangible assets are amortized using a straight-line method.

The final determination of the purchase price allocation will be based on the actual net tangible and intangible assets of Push that will exist on the date of the acquisition and completion of the valuation of the fair value of such net assets. Weyland anticipates that the ultimate purchase price allocation of balance sheet accounts such as current assets and assumed liabilities, property and equipment, intangible assets and long-term assets and assumed liabilities will differ from the preliminary assessment outlined above. Any changes to the initial estimates of the fair value of the acquired assets and assumed liabilities will be recorded as adjustments to those assets and liabilities.

5.	Preliminary Pro Forma Financial Statement Adjustments

Adjustments included in the column under the heading “Pro Forma Adjustments” represent the following:

Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet

a)	To record the preliminary purchase price allocation.

b)	To record the stockholders’ equity balances at the time the acquisition take place.

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations

Conforming Reclassifications Between Weyland and Push:

The following adjustments have been made to the presentation of Push’s historical consolidated financial statements to conform to US GAAP presentation:

c)	The general and administrative for the nine months ended September 30, 2019 and for the year ended December 31, 2018 for Push Holdings includes $2,993,465 and $5,295,208, respectively, of allocated expenses from the parent company.

Pro Forma Adjustments

d)	Represents estimated decrease in depreciation and amortization of $34,487 related to the fair value adjustment of intangible assets acquired.

e)	No net income tax benefit because of the full valuation allowance.

f)	Represents estimated decrease in depreciation and amortization of $343,813 related to the fair value adjustment of intangible assets acquired.

6.	Pro Forma Combined Net Income (Loss) per Share

The pro forma basic and diluted net income (loss) per share presented in the unaudited pro forma combined condensed consolidated statements of operations is computed based on the weighted-average number of shares outstanding:

	Nine Months Ended September 30, 2019	Year Ended December 31, 2018

Pro Forma net loss available to common stockholders, as combined	$(8,096,494)	$(13,575,610)
Weyland’s weighted-average shares, Basic and Diluted	44,308,447	28,809,276
Shares expected to be issued upon acquisition of Push	35,714,285	35,714,285
Pro Forma weighted-average shares, Basic and Diluted	80,022,732	64,523,561
Pro Forma net loss per share, Basic and Diluted	$(0.1012)	$(0.2104)